                                                                  Exhibit 99.3


   Confidential material omitted and filed separately with the Securities and
              Exchange Commission. Asterisks denote such omissions.


                        STOCKHOLDERS' RIGHTS AGREEMENT


      This Stockholders' Rights Agreement (the "Agreement") dated as of December 23, 1996, is entered into by and among Cambridge NeuroScience Partners, Inc., a Delaware corporation (the "Company"), Cambridge NeuroScience, Inc., a Delaware corporation ("CNSI"), The J. David Gladstone Institutes, a charitable trust ("Gladstone"), and The Regents of the University of California, a California corporation ("The Regents").

                                   WITNESSETH

      WHEREAS, the Company, CNSI and The Regents have entered into an Option Agreement of even date herewith (the "Option Agreement"); and

      WHEREAS, the Company and Gladstone have entered into a Sponsored Research and Collaboration Agreement of even date herewith (the "Sponsored Research and Collaboration Agreement"); and

      WHEREAS, concurrently with the execution of this Agreement, CNSI, Gladstone and The Regents are purchasing Shares; and

      WHEREAS, each of the parties hereto desires to set forth in a single agreement certain rights with respect to the securities of the Company.

      NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the parties hereto agree as follows:

1.    Certain Definitions.
      --------------------

      As used in this Agreement, the following terms shall have the following respective meanings:

      "Affiliate" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (a "Person") which directly or indirectly controls, is controlled by, or is under common control with, the indicated Person.

      "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

   Confidential material omitted and filed separately with the Securities and
              Exchange Commission. Asterisks denote such omissions.


      "MAJOR FINANCING" shall mean a sale of shares newly issued New Securities to investors other than CNSI or an Affiliate of CNSI with aggregate net proceeds to the Company of not less than *********************** (excluding the conversion of debt by CNSI pursuant to Section 3.2 hereof) after deduction of commissions, legal, accounting and all other expenses of sale.

      "NEW SECURITIES" shall mean any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock and securities of any type whatsoever which are, or may become, convertible into capital stock of the Company; provided, however, that the term "New Securities" does not include (i) the Shares; (ii) securities offered to the public pursuant to a Registration Statement; (iii) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or other reorganization resulting in the ownership by the Company of not less than a majority of the voting power of such corporation;
(iv) securities issued as a result of a stock split, stock dividend or reclassification of common stock, distributable on a pro rata basis to all holders of common stock; (v) securities issued in connection with equipment lease transactions between the Company and unaffiliated third parties; or (vi) "Employee Shares" which, for purposes of this Agreement, shall consist of shares of common stock issued or issuable to employees, officers and directors of, or consultants to, the Company pursuant to agreements, plans or programs, or pursuant to rights, options or warrants granted under stock option plans, employee stock purchase plans, restricted stock plans or other employee stock plans or agreements, in each case approved by the Board of Directors of the Company.

      "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statue and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      "SECURITYHOLDERS" means Gladstone and The Regents, and any persons or entities to whom the rights granted under this Agreement are transferred by either Securityholder, their successors or assigns pursuant to Section 3.3 hereof.

      "SHARES" means common stock of the Company, having a par value of $.0001 per share, purchased by the Securityholders and CNSI contemporaneously with the execution of this Agreement and representing one hundred percent (100%) of the initial capitalization of the Company.

2.    Initial Equity Provisions.
      --------------------------

      2.1 INCORPORATION AND CAPITALIZATION. CNSI and the Company represent that, prior to the execution of the Option Agreement, The Company was incorporated in the State of Delaware and, as of the Effective Date of the Option Agreement, has paid in capital of at least One Million Two Hundred and Fifty Thousand Dollars ($1,250,000). Furthermore, unless the Company raises the required funds, by selling stock to investors other than CNSI or an Affiliate, to fund the second and third year research support payments as set forth in the Research Agreement, CNSI must lend the Company all amounts which the Company may require to fund such payments. All such loans shall be interest free loans.

      2.2 ADDITIONAL CONSIDERATION FOR THE OPTION AGREEMENT. As additional consideration for the Option Agreement, on or prior to the Effective Date of this Agreement, CNSI shall have contributed at least One Million Two Hundred and Fifty Thousand Dollars ($1,250,000) paid in capital to the Company and Company shall issue to the Securityholders a number of Shares of the Company sufficient to result in an equity position of five percent (5%) to The Regents, fifteen percent (15%) to Gladstone, and eighty percent (80%) to CNSI as shown in Table 1 below.

                                    TABLE 1
  CAPITAL STRUCTURE* OF CAMBRIDGE NEUROSCIENCE PARTNERS, INC. (THE "COMPANY")

FIRST ROUND: PRICE PER SHARE = $0.00064
            # OF COMMON SHARES**        TOTAL

CNSI:            468,750              $300.00
GLADSTONE        234,375              $150.00
THE REGENTS       78,125              $ 50.00


=============================================

SECOND ROUND: PRICE PER SHARE = $1.60
            # OF COMMON SHARES**      TOTAL

CNSI:            781,250        $1,250,000.00

=============================================

FIRST AND SECOND ROUND:
TOTAL NO. OF SHARES       TOTAL DOLLAR AMOUNT
        1,562,500                  $1,250,500

------------

* Capital structure at an initial capitalization of One Million Two Hundred Fifty Thousand Dollars ($1,250,000)
** Fully Diluted


3.    Right of First Refusal.
      -----------------------

      3.1   New Securities Rights
            ---------------------

            (a) The Regents and Gladstone shall each have the right, but not the obligation, to maintain their pro rata portions of five percent (5%) and fifteen percent (15%), respectively, as provided for in Section 2.2 above (or such other percentages as they may respectively own as a result of (i) the failure of The Regents and/or Gladstone, respectively, to exercise its rights under this
Section 3.1 or Section 3.2 with respect to a previous issuance of the capital stock of the Company or (ii) the purchase of one of them or the others pro rata portions of the capital stock of the Company pursuant to Section 3.1 (b) or
Section 3.2(c) by purchasing their pro rata portion of any New Securities which the Company may, from time to time, sell at the same price per share paid therefore by other purchasers, including CNSI, subject to the terms and conditions set forth below in Section 3.1 (b) and 3.1 (c). A Securityholders' pro rata portion of the New Securities shall be determined by the ratio of the number of shares of common stock (which, for this purpose shall include shares of common stock issuable upon conversion of any then outstanding shares of preferred stock) of the Company owned by such Securityholder, bears to the total number of shares of the Company's common stock (which, for this purpose shall include shares of common stock issuable upon conversion of any then outstanding shares of preferred stock) outstanding immediately prior to the offering of the New Securities, including shares issued to CNSI upon conversion of debt of the Company pursuant to Section 3.2 below.

            (b) In the event the Company intends to sell New Securities, it shall deliver written notice of such intention to each Securityholder, describing the type of New Securities to be sold, the price thereof and the general terms upon which the Company proposes to effect such sale. Each Securityholder shall have ten (10) days from the date of any such notice to agree to purchase all or part of its pro rata portion of such New Securities for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the quantity of New Securities to be so purchased. Each Securityholder shall have a right of overallotment such that if either Securityholder fails to exercise its right hereunder to purchase its total pro rata portion of New Securities, the other Securityholder may purchase such unpurchased portion by giving written notice to the Company with five (5) days from the date that the Company provides written notice to such Securityholder of the amount of New Securities with respect to which such non-purchasing Securityholder has failed to exercise its right hereunder.

            (c) In the event either Securityholder fails to exercise its rights in Sections 3.1 and 3.2 within such 10-day period (or the additional 5-day period provided for overallotments), the Company may within one hundred twenty
(120) days thereafter sell any or all of such nonpurchased New Securities at a price and upon general terms no more favorable to the purchasers thereof than those specified in the notice given to each Securityholder pursuant to paragraph
(b) above. In the event the Company has not sold such New Securities within such 120-day period, the Company shall not thereafter sell such New Securities without first offering such New Securities to the Securityholders in the manner provided above.

   Confidential material omitted and filed separately with the Securities and
              Exchange Commission. Asterisks denote such omissions.


            (d) Unless otherwise approved by the Securityholders, any issuance and sale of New Securities by the Company following the date hereof must be on the basis of the Company being deemed to have a pre-money valuation of not less than ***********************************************************.

      3.2   Shares Issued Upon Conversion of Debt.
            --------------------------------------

            (a) CNSI shall have the right, but not the obligation, to convert all or any part of debt incurred by the Company to CNSI, into New Securities of the Company, provided that such conversion is coincident with a Major Financing. The conversion price shall be the average price per share which the investors will pay for their shares in said Major Financing.

            (b) In the event of any such conversion of debt by CNSI pursuant to subsection (a) above, The Regents and Gladstone shall have the right to purchase from CNSI five percent (5%) and fifteen percent (15%), respectively, of the shares of New Securities issued to CNSI upon such conversion at the same price per share paid by CNSI with debt of the Company. Promptly after any such conversion, CNSI shall deliver written notice to the Securityholders of the date of conversion, the number of shares issued to CNSI upon such conversion and the price per share paid by CNSI with debt of the Company. The Securityholders shall have up to two (2) years from the date of conversion to exercise their right under this Section 3.2(b).

            (c) If either Securityholder shall fail to purchase its total pro rata portion of such shares of common stock pursuant to subsection (b) above, CNSI shall promptly notify the Company and the other Securityholder. Each Securityholder shall have a right of overallotment such that if either Securityholder fails to exercise its right hereunder to purchase its total pro rata portion of the shares of common stock from CNSI pursuant to subsection (b) above, the other Securityholder may purchase such portion on a pro rata basis by giving written notice to CNSI and the Company within five (5) days from the date that CNSI provides written notice pursuant to this subsection (c) above.

            (d) Unless otherwise approved by the Securityholders, any New Securities issued to CNSI pursuant to this Section 3.2 shall have a purchase or conversion price determined on the basis of the Company being deemed to have a pre-money valuation of not less than ******************************************
*************************************************.

      3.3   Transfers of Certain Rights.
            ----------------------------

            (a) The rights granted to a Security holder under this Article 3 may be transferred by such Securityholder only to another Securityholder, to any Affiliate of the Company or to any person or entity that is acquiring all of such Securityholder's Shares provided that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

            (b) Any transferee (other than a Securityholder) to whom rights under this Article 3 are transferred pursuant to this Section 3.3 shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Securityholders under this Agreement to the same extent as if such transferee were a Securityholder hereunder.

            (c) A transferee to whom rights under this Article 3 are transferred pursuant to this Section 3.3 may not again transfer such rights to any other person or entity, other than as provided in paragraphs (a) or (b) above.

            (d) Notwithstanding anything to the contrary contained in this Agreement, either Securityholder may transfer rights granted to such Securityholder under this Article 3 to any inventor and up to three (3) transferees to whom Shares are transferred and who delivers to the Company a written instrument in accordance with subsection (b) above and containing the representation that the transfer is exempt from registration under the Securities Act. In the event of such transfer, such transferee shall be deemed a Securityholder for purposes of this Section 3.3 and may again transfer such rights to any other person or entity which acquires Securities from such transferee in accordance with, and subject to, the provisions of subsections
(a), (b) and (c) above.

4. MERGERS AND CONSOLIDATIONS. The Company has the right to (a) issue equity for consideration other than money, and (b) merge into or consolidate with another corporation other than CNSI without the approval of The Regents or Gladstone, provided that the Company shall deliver written notice to The Regents and Gladstone at least thirty (30) days prior to the consummation of such merger or consolidation. If the Company merges into CNSI, the terms of the merger, including but not limited to the number of shares to be issued by CNSI in exchange for shares of the capital stock of the Company as established by the underwriters, must be approved by an independent and qualified investment banking firm, such firm having been selected by the Securityholders. The fees of any such investment banking firm will be paid by the Securityholders on a pro rata basis.

5. TERMINATION OF RIGHTS. The covenants contained in Articles 3 and 4 of this Agreement shall terminate, and be of no further force and effect, with respect to each Securityholder upon the Closing of a public offering of the Company's common stock, pursuant to a Registration Statement.

6.    Sale or Transfer of Shares: Legend.
      -----------------------------------

      6.1 RESTRICTIONS ON TRANSFER. The Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act or (ii) the Company first shall have been furnished with an opinion of legal counsel (which may be counsel to the Company), reasonable satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act, and, in the case of a sale of transfer to a party other than an Affiliate of The Regents or Gladstone, as the case may be, the Company has consented to such sale or transfer.

      6.2 "STAND-OFF" AGREEMENT. Each Securityholder, if requested by the Company and an underwriter of common stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Shares or other securities of the Company held by such Securityholder for a specified period of time (not to exceed one hundred eighty (180) days) following the effective date of a Registration Statement relating to any public offering of the Company's common stock; provided, that all officers and directors of the Company and all holders of more than one percent (1%) of the outstanding shares of common stock of the Company enter into agreements at least as restrictive as this Agreement.

      6.3 LEGEND. Each certificate or other instrument representing the Shares shall bear a legend substantially in the following form:

            "This security has not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until it has been registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

            The foregoing legend shall be removed from the certificates representing any Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

7. REPRESENTATIONS OF PURCHASERS. Each of CNSI, Gladstone and The Regents (each hereinafter referred to as a "Purchaser") hereby represents to the Company in connection with the Purchaser of their respective Shares contemporaneously the execution of this Agreement that:

      7.1 INVESTMENT. Such Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any immediate distribution thereof, nor with any present intention of immediately distributing or selling the same; and, except as contemplated by this Agreement, such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof except The Regents' obligation to inventors to share Shares in accordance with The Regents' Patent Policy.

      7.2 EXPERIENCE. Such Purchaser has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company; such Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to its net worth and such Purchaser's investment in the Shares will not cause such overall commitment to become excessive; and such Purchaser has sufficient knowledge and experience to evaluate the risk of its investment in the Company.

      7.3 ACCREDITED INVESTOR. Such Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

8.    Piggy-Back Registration Rights.
      -------------------------------

      8.1 REGISTRATION RIGHTS. The Securityholders shall have the right to request inclusion of Shares including shares of common stock issuable to them upon conversion of New Securities (if applicable) in any registration under the Securities Act proposed by the Company, other than a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction or a registration pursuant to any registration form that does not permit secondary sales. Any required reduction in the number of shares to be included in such registered offering shall be effected pro-rata among the holders having registration rights of all shares of capital stock of the Company. If the registration described herein involves an underwriting, then the Securityholders participating in such underwritten offering shall enter into an underwriting agreement with the representative of the underwriter or underwriters selected by the Company, which underwriting agreement shall contain customary terms and conditions, including provisions relating to indemnification by and among the Company, the Securityholders and the underwriters. The Company shall bear all cost and expenses of such registration, other than fees and expenses, if any, of counsel or other advisors to the Securityholders.

      8.2 INDEMNIFICATION. The Company shall indemnify, defend and hold the Securityholders harmless against all claims, losses and damages arising out of the registration statement prepared by or on behalf of the Company and for the violation of any rule or regulation promulgated under the Securities Act or state "blue sky" law.

9.    Miscellaneous.
      --------------

      9.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto.

      9.2 AMENDMENTS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or modified only with the written consent of each of the parties hereto. No waivers of or exceptions to any term, condition or provision of this Agreement in any one or more instances shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      9.3 REMEDIES. In case any one or more of the covenants or agreements set forth in this Agreement shall have been breached by any party hereto, the other party or parties may proceed to protect and enforce its or their rights either by suit in equity or by action at law, including an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement. In the event that any action shall be instituted in any court by a party hereto for breach of this Agreement, the prevailing party shall be entitled to recover court costs and reasonable attorney's fees in such amount or amounts as the court shall determine.

      9.4 NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first-class, certified or registered mail, return receipt requested, postage prepaid:

   Confidential material omitted and filed separately with the Securities and
              Exchange Commission. Asterisks denote such omissions.



      If to CAMBRIDGE NEUROSCIENCE
      PARTNERS, INC. or CNSI:       Cambridge NeuroScience, Inc.
                                    One Kendall Square, Building 700
                                    Cambridge, MA 02139
                                    Attention:  Harry W. Wilcox

      with a copy to:               Palmer & Dodge LLP
                                    One Beacon Street
                                     Boston, MA 02108
                                    Attention: William T. Whelan, Esq.

      If to GLADSTONE:              The J. David Gladstone Institutes
                                    Purchaser O. Box 419100
                                    San Francisco, CA  94141-9100
                                    Attention:  Dr. Robert W. Mahley
                                                Executive Director

      with a copy to:               Richard Hille
                                    J. David Gladstone Institutes
                                    43 Corporate Park, Suite 102
                                    Irvine, CA 92714

      If to The Regents:            The Regents of the University of California
                                    Office of Technology Transfer
                                    1320 Harbor Bay Parkway, Suite 150
                                    Alameda, CA 94502
                                    Attention:  Terence A. Feuerborn
                                                Executive Director
                                                Research Administration and
                                                Technology Transfer
                                    UC Case No. **********


      9.5 ENTIRE AGREEMENT. With respect to the subject matter hereof, this Agreement together with the Option Agreement and the Sponsored Research and Collaboration Agreement, embodies the entire agreement and understanding between the Securityholders and the Company and supersedes in their entirety all prior agreements and understandings relating to such subject matter; provided, however, that in the event of any conflict between the provisions of this Agreement and the provisions of the Option Agreement and/or the Sponsored Research and Collaboration Agreement, the provision of this Agreement shall prevail.

      9.6 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      9.7 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, provided, that no such severability shall be effective if the result of such action materially changes the economic benefit of this Agreement to Gladstone or The Regents.

      9.8 HEADINGS. The headings of the Articles, Sections and subsections of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.


CAMBRIDGE NEUROSCIENCE                 CAMBRIDGE NEUROSCIENCE, INC.
PARTNERS, INC.



By: /s/ R. N. McBurney                 By: /s/ Elkan Gamzu
    -------------------------              --------------------------------
Name: R. N. McBurney                   Name: Elkan Gamzu
    -------------------------               -------------------------------
Title: President                       Title: President and CEO
     ------------------------                ------------------------------

Date:                                  Date:
     ------------------------               -------------------------------


THE J. DAVID GLADSTONE                 THE REGENTS OF THE UNIVERSITY
INSTITUTES                             OF CALIFORNIA



By: /s/ Richard Brawerman               By: /s/ Terence A. Feuerborn   12-19-96
    -------------------------              ------------------------------------
   Richard Brawerman, Trustee              Terence A. Feuerborn
                                           Executive Director
                                           Research Administration
                                           and Technology Transfer
By: /s/ Albert A. Dorman
    ------------------------------
        Albert A. Dorman, Trustee

                       Approved as to legal form: /s/ Edwin H. Baker   12/19/96
                                                  -----------------------------
                            Edwin H. Baker, Associate Resident Counsel   Date
                            Office of Technology Transfer
                            University of California

By: /s/ Richard D. Jones
    -----------------------------
    Richard D. Jones, Trustee